UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

Preformed Line Products Company

(Exact name of Registrant as Specified in Its Charter)

Ohio	0-31164	34-0676895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Beta Drive
Mayfield Village, Ohio		44143
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 440 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PLPC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2023, the Board of Directors of Preformed Line Products Company (the “Company”) announced that Robert G. Ruhlman, the Company’s current Chairman of the Board and Chief Executive Officer, has been appointed as Executive Chairman of the Company and will no longer serve in the capacity of Chief Executive Officer, effective January 1, 2024. Mr. Ruhlman has served as the Company’s CEO since 2001.

In connection with Mr. Ruhlman’s appointment as Executive Chairman, the Board of Directors of the Company appointed Dennis F. McKenna as Chief Executive Officer of the Company, effective as of January 1, 2024.

Mr. McKenna, age 56, has been employed by the Company since April 1993 and has worked in various roles in Marketing and International Operations. He was promoted, in December 2019, to Chief Operating Officer where he was responsible for Sales, Operations and Business Development in the US, Americas and EMEA regions. Prior to that, he was Executive Vice President, which included responsibilities for Global Business Development, from January 2018 to December 2019. As Chief Executive Officer, Mr. McKenna’s responsibilities will expand to include the responsibility for all Sales and Operations worldwide.

There are no arrangements or understandings between Mr. McKenna and any other person pursuant to which Mr. McKenna was appointed to serve as Chief Executive Officer of the Company. Mr. McKenna currently does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. At this time, the Company does not have any written employment agreements or other formal compensation agreements with Mr. McKenna.

Item 7.01 Regulation FD Disclosure.

On November 22, 2023, the Company issued a press release announcing the management transition. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY

Date:	November 22, 2023	By:	/s/ Caroline S. Vaccariello
Caroline S. Vaccariello, General Counsel & Corporate Secretary